Exhibit 99.2


       Trenwick Group Ltd.        The LOM Building             Tel 441.292.4985
                                  27 Reid Street               Fax 441.292.4878
                                  Hamilton HM 11
                                  Bermuda

      [TRENWICK LOGO]

      NYSE Symbol: TWK

      Contact:  Alan L. Hunte, Executive Vice President
                and Chief Financial Officer - 441.292.4985

                Michael Watson, Chairman, Trenwick
                Managing Agents - 44.207.369.3000

--------------------------------------------------------------------------------
      For Immediate Release
--------------------------------------------------------------------------------

               Trenwick Managing Agents Enters Into Agreement With
                 Berkshire Hathaway for 2003 Capacity at Lloyd's

Hamilton Bermuda, November 4, 2002...

Trenwick Group Ltd. ("Trenwick") announced today that National Indemnity Company, a member of the Berkshire Hathaway group of insurance companies, has agreed to provide to Trenwick's Lloyd's Syndicate 839 (pound)100 million for the 2003 year of account, an increase from (pound)62.5 million provided to Syndicate 839 for the 2002 year of account. In addition, Berkshire Hathaway has agreed to provide a qualifying quota share reinsurance facility of (pound)30 million to Syndicate 839 for the 2003 year of account. The capital shall be applied to the aviation insurance segment of Syndicate 839's business.

W. Marston Becker, Acting Chairman and Acting Chief Executive Officer, stated, "I am pleased that Berkshire Hathaway has agreed to support Trenwick's Lloyd's aviation underwriting in 2003. We consider Berkshire Hathaway's support a critical element in our continuing effort to secure the capital support necessary for the operation of Syndicate 839 in 2003."

Michael Watson, Chairman of Trenwick Managing Agents, said, "I am delighted that Berkshire Hathaway has again agreed to be our business partner for 2003. We believe that market conditions in Syndicate 839's lines of business will continue to be favorable next year and Berkshire Hathaway's capacity ensures that we can offer continuity for our clients in 2003."

Background Information

Trenwick is a Bermuda-based specialty insurance and reinsurance underwriting organization with two principal businesses operating through its subsidiaries located in the United States, the United Kingdom and Bermuda. Trenwick's reinsurance business provides treaty reinsurance to insurers of property and casualty risks from offices in the United States and Bermuda. Trenwick's international operations underwrite specialty insurance as well as treaty and facultative reinsurance on a worldwide basis through its London insurer and at Lloyd's.

Safe Harbor for Forward-Looking Statements

Certain statements made in this press release that are not based on current or historical fact are forward-looking in nature including, without limitation, statements containing words "believes," "anticipates," "plans," "projects," "intends," "expects," "estimates," "predicts," and words of similar import. Such forward-looking statements, including in particular Trenwick's forecast of future earnings, involve known and unknown risks, assumptions, uncertainties, and other factors that may cause actual results, performance, or achievements of Trenwick or its industry to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.

Trenwick has identified certain risk factors which could cause actual plans or results to differ substantially from those included in any forward-looking statements. These risk factors are discussed in Trenwick's Securities and Exchange Commission filings, including but not limited to its most recent Form 10-K, Form 10-Q and Form 8-K filed with the Securities and Exchange Commission, and such discussions regarding risk factors are hereby incorporated by reference into this press release. Copies of such Securities and Exchange Commission filings are available from Trenwick or directly from the Securities and Exchange Commission.

                                      * * *